Acquisitions	12 Months Ended
Dec. 31, 2013
Business Combinations [Abstract]
Acquisitions

3.	Acquisitions; Completed Disposition

Acquisition of Coventry
On August 19, 2012, we entered into a definitive agreement (as amended, the “Merger Agreement”) to acquire Coventry. On the Effective Date, we completed our acquisition of Coventry in a transaction valued at approximately $8.7 billion, including the $1.8 billion fair value of Coventry's outstanding long-term debt. Coventry's products included a full portfolio of risk and fee-based products, including Medicare Advantage and Medicare Part D programs, Medicaid managed care plans, group and individual health insurance, coverage for specialty services such as workers' compensation administrative services, and network rental services. In November 2012, we issued $2.0 billion of long-term debt to fund a portion of the cash purchase price.

Pursuant to the terms of the Merger Agreement, an Aetna subsidiary merged with and into Coventry (the “Merger”), with Coventry continuing as the surviving corporation and a wholly-owned subsidiary of Aetna. Under the terms of the Merger Agreement, Coventry stockholders received $27.30 in cash and 0.3885 of an Aetna common share for each share of Coventry common stock (including restricted shares but excluding shares held by Coventry as treasury stock) outstanding at the effective time of the Merger. As a result, on the Effective Date, we issued approximately 52.2 million Aetna common shares with a fair value of approximately $3.1 billion and paid approximately $3.8 billion in cash in exchange for all of the outstanding shares of Coventry common stock and outstanding awards. Substantially all of Coventry's outstanding equity awards vested and were paid out in cash and canceled in connection with the Merger. An insignificant amount of outstanding Coventry equity awards that pursuant to their terms did not vest at the effective time of the Merger (the “Rollover Units”) and were converted into cash-settled Aetna restricted stock units in connection with the Merger. We funded the cash portion of the purchase price with a combination of proceeds from the issuance of long-term debt and commercial paper and available cash on hand.

The components of consideration transferred for the acquisition of Coventry were as follows:
(Certain amounts may reflect rounding adjustments)

	Conversion		Form of
(Millions, except per common share data)	Calculation	Fair Value	Consideration
Consideration Transferred:
Number of shares of Coventry common stock outstanding at May 7, 2013:	133.7
Multiplied by Aetna's share price at May 7, 2013, multiplied by the			Aetna
exchange ratio ($58.69*0.3885)	$22.80	$3,047.4	Common Shares
Multiplied by the per common share cash consideration	$27.30	$3,648.7	Cash
Number of shares underlying in-the-money Coventry stock options vested and unvested
outstanding as of May 7, 2013, canceled and exchanged for cash	4.9
Multiplied by the excess, if any, of (1) the sum of (x) the per common share cash consideration plus (y) the Aetna closing share price (1)
multiplied by the exchange ratio ($57.93*0.3885) over
(2) the weighted-average exercise price of such
in-the-money stock options	$15.94	$78.1	Cash
Number of Coventry performance share units and restricted stock
units outstanding at May 7, 2013, canceled and paid in cash	1.6
Multiplied by the equity award cash consideration	$49.8	$58.5	Cash (2)
Number of Coventry restricted shares outstanding at May 7, 2013:	1.1
Less: employee tax withholdings	(.4)	$18.8	Cash
Net restricted shares outstanding at May 7, 2013	.7
Multiplied by Aetna's share price at May 7, 2013, multiplied by			Aetna
the exchange ratio ($58.69*0.3885)	$22.80	$17.20	Common Shares
Multiplied by the per common share cash consideration	$27.30	$20.50	Cash
Other consideration transferred (3)		6.9
Total consideration transferred		$6,896.1

(1)
Based on the average of the volume weighted averages of the trading prices of Aetna common shares on the New York Stock Exchange for each of the five consecutive trading days ending on the trading day that was two trading days prior to the Effective Date.

(2)
Pursuant to the terms of certain employment agreements, an aggregate of approximately .5 million performance share units and restricted stock units did not automatically vest upon the change of control of Coventry. In the absence of such automatic vesting upon a change in control, pursuant to GAAP, Aetna estimated the fair value of these awards at the Effective Date and attributed that fair value to pre-Merger and post-Merger services. Accordingly, $6.9 million of the fair value of these awards was attributed to pre-Merger services and is included in the estimated consideration transferred, and approximately $19.0 million has been accounted for in Aetna's post-Merger financial statements as transaction-related costs and reflected as a selling, general and administrative expense in Aetna's statements of income.

(3)
Certain of Coventry's named executive officers received payments pursuant to employment agreements entered into prior to the Coventry acquisition. The total compensation paid in cash pursuant to such agreements in connection with the Merger was $6.5 million. Other consideration transferred also includes the portion of the fair value of the Rollover Units that was attributed to pre-Merger services. The fair value of the Rollover Units attributable to post-Merger services has been recorded as selling, general and administrative expense in Aetna's post-Merger financial statements.

The transaction has been accounted for using the acquisition method of accounting which requires, among other things, the assets acquired and liabilities assumed to be recognized at their fair values at the Effective Date. The following table summarizes the estimated fair values of major classes of assets acquired and liabilities assumed as part of the Merger, reconciled to the total consideration transferred:

At May 7,
(Millions)	2013
Cash and cash equivalents	$2,195.6
Investments	2,156.4
Premiums and other receivables, net	1,141.1
Intangible assets acquired	1,490.0
Property and equipment	174.8
Other assets	128.7
Total assets acquired	7,286.6
Health care costs payable	1,440.1
Long-term debt	1,803.8
Net deferred tax liabilities (1)	272.9
Other liabilities	888.5
Total liabilities assumed	4,405.3
Total identifiable net assets	2,881.3
Goodwill acquired	4,014.8
Total consideration transferred	$6,896.1

(1)	Includes $521.5 million of deferred tax liabilities on identifiable intangible assets acquired and $75.8 million of deferred tax assets on the fair value adjustment to Coventry's outstanding debt.

The estimate of fair value results from judgments about future events which reflect a number of uncertainties and relies on estimates and assumptions. The judgments used to determine the estimated fair value assigned to each class of assets acquired and liabilities assumed, as well as intangible asset lives, can materially impact our operating results. We will finalize the Coventry purchase accounting for the various preliminary items as soon as reasonably possible during the measurement period. The finalization of our purchase accounting assessment could result in changes in the valuation of assets and liabilities acquired which could be material.

As of the Effective Date, the expected fair value of premiums receivable and other receivables approximated their historical cost. The gross contractual receivable for premiums receivable was $485.5 million, of which $12.5 million is not expected to be collectible. The gross contractual receivable for other receivables was $682.2 million, of which $14.1 million is not expected to be collectible.

In connection with the acquisition of Coventry, all of Coventry's outstanding debt remained outstanding. Debt is required to be measured at fair value under the acquisition method of accounting. As a result of this fair value adjustment, the carrying value of Coventry's debt increased by approximately $217 million; this increase is being amortized as a reduction to interest expense over the remaining life of the debt.
The fair value and weighted-average amortization period for all intangible assets acquired are as follows:

		Accumulated		Weighted-average
(Millions, except useful life)	Fair Value	Amortization	Net Balance	Amortization Period (Years)
Customer lists	$810.0	$52.8	$757.2	10.0
Provider networks	550.0	21.1	528.9	17.0
Trademarks/trade names	100.0	6.5	93.5	10.0
Technology	30.0	4.9	25.1	4.0
Total	$1,490.0	$85.3	$1,404.7	12.5

Goodwill is calculated as the excess of the consideration transferred over the net assets recognized and represents the future economic benefits arising from other intangible assets acquired that do not qualify for separate recognition. Specifically, the goodwill recognized with the acquisition of Coventry includes expected synergies and other benefits that we believe will result from combining the operations of Coventry with the operations of Aetna, as well as any intangible assets that do not qualify for separate recognition.

We preliminarily recorded goodwill related to this acquisition of approximately $4.0 billion, of which $267 million will be tax deductible. The tax deductible goodwill will be amortized over the remaining tax life at the Effective Date and will be fully amortized in 2027. All of the goodwill related to this acquisition has been assigned to our Health Care segment.

Subsequent to the initial purchase price allocation and within the one year measurement period, information was obtained that allowed us to value the liability related to certain contractual minimum volume commitments that existed with a supplier as of the Effective Date. As a result, we adjusted the fair value of other liabilities and goodwill acquired in the Coventry acquisition to include the estimated financial impact of these commitments.

The amounts recognized for certain assets acquired and liabilities assumed are preliminary until the initial accounting for the acquisition is complete. The following items, among others, are considered preliminary until we gather sufficient information for the initial accounting to be complete:

•	the nature and amounts recognized for current and deferred income tax assets and liabilities;

•
the nature, amounts recognized and measurement basis of certain liabilities, including liabilities arising from contingencies recognized at acquisition (refer to Note 18 beginning on page 130 for additional information); and

•	quantitative information related to goodwill recorded at acquisition.

In connection with the November 2012 $2.0 billion offering of long-term debt to fund a portion of the cash purchase price of the Coventry acquisition, we recognized an asset for deferred debt issuance costs, which is being amortized over the weighted-average contractual life of the long-term debt. During 2013, we recorded $1.6 million of amortization expense related to these deferred issuance costs, and as of December 31, 2013, the remaining balance of unamortized debt issuance costs was $14.5 million.

Actual and Pro Forma Impact of Acquisition
The results of Coventry have been included in our results on and after the Effective Date through December 31, 2013. The following table presents the total revenue and net income attributable to Aetna of Coventry included in our results for the year ended December 31, 2013:

(Millions)	2013
Total revenue	$9,118.8
Net income attributable to Aetna	265.2

The following table presents supplemental pro forma information as if the Merger had occurred on January 1, 2012 for the years ended December 31, 2013 and 2012. The pro forma consolidated results are not necessarily indicative of what our consolidated results would have been had the Merger been completed on January 1, 2012. In addition, the pro forma consolidated results do not purport to project the future results of the combined company nor do they reflect the expected realization of any cost savings associated with the Merger.

	Year Ended December 31,
(Millions, except per common share data)	2013	2012
Total revenue	$52,089.3	$50,282.6
Net income attributable to Aetna	2,144.6	2,115.1
Earnings per share:
Basic	5.75	5.39
Diluted	5.69	5.33

We incurred transaction-related costs of $77.6 million ($95.8 million pretax) and $22.7 million ($28.4 million pretax) during the years ended December 31, 2013 and 2012, respectively, related to the acquisition of Coventry. Transaction costs include advisory, legal and other professional fees and transaction-related payments that are reflected in our GAAP Consolidated Statements of Income in general and administrative expenses, as well as the cost of the bridge credit agreement that was in effect prior to the Coventry acquisition, which is reflected in the GAAP Consolidated Statements of Income in interest expense. Transaction costs also include transaction-related payments as well as expenses related to the negative cost of carry associated with the permanent financing that we obtained in November 2012 for the acquisition of Coventry. The components of the negative cost of carry are reflected in our GAAP Consolidated Statements of Income in interest expense, net investment income, and general and administrative expenses.

The unaudited pro forma consolidated results for the years ended December 31, 2013 and 2012 reflect the following pro forma adjustments:

•	Elimination of intercompany transactions between Aetna and Coventry, primarily related to network rental fees.

•	Foregone interest income associated with cash and cash equivalents and investments assumed to have been used to partially fund the Merger.

•	Foregone interest income associated with adjusting the amortized cost of Coventry's investment portfolio to fair value as of the completion of the Merger.

•
Elimination of historical Coventry intangible asset amortization expense and capitalized internal-use software amortization expense and addition of intangible asset amortization expense relating to intangibles valued as part of the acquisition.

•
Additional interest expense from the long-term debt Aetna issued in November 2012 as well as the interest expense on short-term debt Aetna issued in March and April 2013. Interest expense was also reduced for the amortization of the fair value adjustment to long-term debt.

•	Elimination of transaction-related costs incurred by Aetna and/or Coventry during 2013 and 2012.

•	Adjustment of the modifications above for the applicable tax impact.

•	Conforming adjustments to align Coventry's presentation to Aetna's accounting policies.

•
Elimination of revenue and directly identifiable costs related to the sale of Aetna's Missouri Medicaid business, Missouri Care, Incorporated (“Missouri Care”), to WellCare Health Plans, Inc. on March 31, 2013.

Completed Disposition
In connection with the acquisition of Coventry, on March 31, 2013, we completed the sale of Missouri Care to WellCare Health Plans, Inc. The sale price was not material and did not have a material impact on our financial position or operating results.

Proposed Acquisition of the InterGlobal Group
In November 2013, we entered into a definitive agreement to acquire the InterGlobal group, a company that specializes in international private medical insurance for groups and individuals in the Middle East, Asia, Africa and Europe. The purchase price is not material. We expect to finance the acquisition using available resources.

2011 Acquisitions
During 2011, we completed the acquisitions of Medicity Inc. (“Medicity”), Prodigy Health Group (“Prodigy”), Genworth's Medicare Supplement business and related blocks of in-force business and PayFlex Holdings, Inc. (“PayFlex”). Each of these acquisitions was funded using available resources. Refer to Note 7 on page 99 for additional information.

•	Medicity Inc.
In January 2011, we acquired Medicity, a health information exchange company, for approximately $490 million, net of cash acquired.  We recorded goodwill related to this transaction of approximately $385 million, an immaterial amount of which is tax deductible.  All of the goodwill related to this acquisition was assigned to our Health Care segment.

•	Prodigy Health Group
In June 2011, we acquired Prodigy, a third-party administrator of self-funded health care plans, for approximately $600 million, net of cash acquired.  We recorded goodwill related to this transaction of approximately $445 million, of which approximately $52 million is tax deductible.  All of the goodwill related to this acquisition was assigned to our Health Care segment.

•	Genworth Financial, Inc.'s Medicare Supplement Business and Related Blocks of In-Force Business
In October 2011, we acquired Genworth's Medicare Supplement business and related blocks of in-force business for approximately $276 million. We recorded $53 million of goodwill related to this transaction. The excess of the purchase price over the fair market value of the net assets acquired, including goodwill, is tax deductible as a result of the transaction being treated as an asset purchase for tax purposes. All of the goodwill related to this acquisition was assigned to our Health Care segment.

•	PayFlex Holdings, Inc.
In October 2011, we acquired PayFlex, one of the nation’s largest independent account-based health plan administrators, for approximately $200 million, net of cash acquired.  We recorded goodwill related to this transaction of approximately $149 million, an immaterial amount of which is tax deductible. All of the goodwill related to this acquisition was assigned to our Health Care segment.